EX-32
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2009 (the “Report”) by Southside Bancshares, Inc. (“Registrant”), the undersigned hereby certifies that, to my knowledge:

1.	The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: March 5, 2010	By: /s/	B.G. HARTLEY
B. G. Hartley
Chairman of the Board and Chief Executive Officer

Date: March 5, 2010	By: /s/	LEE R. GIBSON
Lee R. Gibson, CPA
Senior Executive Vice President and Chief Financial Officer